Consent of Independent Accountants
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-50517, 33-50519, 33-64511, 333-51854, 33-91993
and  333-58250)  and  on  Form  S-3  (No.  33-69648)  of  Kansas  City  Southern
Industries, Inc. of our report dated February 16, 2001 relating to the consolidated financial statements of Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V., which appears in this Form 10-K/A.



/s/  PricewaterhouseCoopers, S.C.


Mexico, D.F.
May 9, 2001